Other income	12 Months Ended
Dec. 31, 2021
Component of Operating Income [Abstract]
Other income	Other income
Other income consisted of the following for the years ended December 31, 2021, 2020 and 2019:

	Year Ended December 31,
	2021	2020	2019
Proceeds from unsecured claims	$635,075	$—	$—
Management fees	15,725	9,701	12,445
Interest and other income	71,774	73,304	53,794
	$722,574	$83,005	$66,239
Proceeds from unsecured claims primarily related to the sale of certain unsecured claims against LATAM Airlines Group S.A., as further described below.
On April 22, 2021, we entered into a claims sale and purchase agreement with a third-party for the sale of certain unsecured claims filed by various AerCap companies against LATAM Airlines Group S.A. and certain of its subsidiaries in the Chapter 11 case captioned LATAM Airlines Group S.A., et al., Case No. 20-11254 (JLG) (Jointly Administered). The sale of the unsecured claims is subject to such claims becoming allowed claims in the Bankruptcy Case and other customary closing conditions. The quantum of sale proceeds for each claim actually sold is determined as a percentage of the amount of such claim allowed by the Bankruptcy Court. To the extent any of our unsecured claims are not allowed by a specified date, the buyer has the option to terminate the agreement with respect to any or all such non-allowed claims, and to the extent the aggregate allowed amount of claims amount exceeds a specified amount, the buyer has the option not to purchase claims above the specified amount.
During the year ended December 31, 2021, the sale of a portion of the unsecured claims closed, subsequent to the Bankruptcy Court entering orders establishing the allowed claim amounts. The sale proceeds amount of approximately $595 million was recognized in Other income during the year ended December 31, 2021. We have other claim amounts outstanding that remain subject to the claims sale and purchase agreement and will be sold if and when such claims are allowed by the Bankruptcy Court.